UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 3, 2013

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32185	36-3953261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road

Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

As disclosed in the Form 8-K (the "Original Form 8-K") filed with the Securities and Exchange Commission on June 7, 2013, Inland Real Estate Corporation (the "Company") completed the acquisition of the ownership interest in IN Retail Fund LLC ("IN Retail") on June 3, 2013, and as a result owns 100 percent of the ownership interest in the 13 properties previously part of the joint venture.

As part of the Original Form 8-K, the Company indicated that additional financial statements and pro forma financial information would be filed no later than 71 calendar days following the date the Original Form 8-K was required to be filed. This 8-K/A contains the historical unaudited condensed consolidated financial statements of In Retail as of March 31, 2013 and for the three month periods ended March 31, 2013 and 2012, and the unaudited condensed consolidated pro forma statements of operations of Inland Real Estate Corporation for the three month period ended March 31, 2013 and the year ended December 31, 2012.

The description of the acquisition contained in this Item 2.01 is qualified in its entirety by reference to the full text of the Agreement for the purchase and sale of membership interests in IN Retail Fund, LLC, which was filed as Exhibit 10.1 to the Original Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired
Unaudited condensed consolidated financial statements for IN Retail Fund, LLC are presented in Exhibit 99.1 to this Current Report, which are incorporated herein as follows:
1.Unaudited Condensed Consolidated Balance Sheets as of March 31, 2013 and December 31, 2012.
2.Unaudited Condensed Consolidated Statements of Operations for the three months ended March
31, 2013 and 2012.
3.Unaudited Condensed Consolidated Statement of Members' Equity for the three months ended
March 31, 2013 and 2012.
4.Unaudited Condensed Consolidated Statements of Cash Flows for the three months ended March
31, 2013 and 2012.
5.Notes to Condensed Consolidated Financial Statements (unaudited).

(b) Pro Forma Financial Information
Unaudited pro forma condensed consolidated financial information for Inland Real Estate Corporation is presented in Exhibit 99.2 to this Current Report, which is incorporated herein as follows:
1.Introduction to Unaudited Pro Forma Condensed Consolidated Financial Information.
2.Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended
December 31, 2012.
3.Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended
March 31, 2013.
4.Notes to Pro Forma Condensed Consolidated Financial Information (unaudited).

(d) Exhibits:
99.1    Unaudited condensed consolidated balance sheets of IN Retail Fund, LLC and subsidiaries as of March 31,
2013 and December 31, 2012 and the related condensed consolidated statements of operations, members'
equity and cash flows for the three months ended March 31, 2013 and 2012 and notes thereto.
99.2    Unaudited pro forma condensed financial information of Inland Real Estate Corporation for the three months ended March 31, 2013 and for the year ended December 31, 2012 and notes thereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE CORPORATION

Date: August 14, 2013	By:	/s/ MARK E. ZALATORIS
	Name:	Mark E. Zalatoris
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

(d) Exhibits:
99.1    Unaudited condensed consolidated balance sheets of IN Retail Fund, LLC and subsidiaries as of March 31,
2013 and December 31, 2012 and the related condensed consolidated statements of operations, members'
equity and cash flows for the three months ended March 31, 2013 and 2012 and notes thereto.
99.2    Unaudited pro forma condensed financial information of Inland Real Estate Corporation for the three months ended March 31, 2013 and for the year ended December 31, 2012 and notes thereto.